UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-8814	84-0705083
(Commission File Number)	(IRS Employer Identification No.)

34501 East Quincy Avenue, Building 34, Box 10, Watkins, CO 80137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code	(303) 292-3456

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock 1/3 of $.01 par value	PCYO	The NASDAQ Stock Market
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report on Form 8-K is filed by Pure Cycle Corporation (Registrant), a Colorado corporation, in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2024, Susan Heitmann was appointed to serve on the Registrant’s board of directors (the “Board”). Ms. Heitmann is replacing Peter Howell, who retired from the Board effective May 22, 2024.  The Board has appointed Ms. Heitmann as Chair and a member of the Audit Committee. Mr. Howell’s decision to retire was not the result of any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies, or practices.  The Registrant is excited to welcome Ms. Heitmann to its Board and is thankful for the years of service provided by Mr. Howell.

The Board has determined that Ms. Heitmann is independent under the rules of The NASDAQ Stock Market.  There are no arrangements or understanding between Ms.  Heitmann.  Additionally, there are no related party transactions involving the Registrant and Ms. Heitmann that the Registrant would be required to disclosure pursuant to Item 404(a) of the Regulation S-K. Ms. Heitmann will be compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors, and the Company will enter into its standard form of indemnification agreement with Ms. Heitmann.

Item 7.01Regulation FD Disclosure.

On May 28, 2024, the Registrant issued a press release announcing the appointment of Susan Heitmann to the Board of Directors. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 28, 2024, announcing the appointment of Susan Heitmann to the Board of Directors
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024

PURE CYCLE CORPORATION

By:	/s/ Marc Spezialy
Marc Spezialy
Vice President and Chief Financial Officer